UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

July 26, 2023

Date of report (Date of earliest event reported)

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 250 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 369-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Justin J. File as Chief Financial Officer

As previously disclosed and incorporated herein by reference to MEI Pharma, Inc.’s (the “Company”) Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2023 (File No. 000-50484), the Board of Directors (the “Board”) of the Company previously determined that it was appropriate to appoint Justin J. File as Chief Financial Officer (“CFO”) of the Company no later than September 1, 2023, at which time Mr. File would cease to serve as Executive Vice President of Finance. On July 26, 2023, the Board has appointed Mr. File as CFO and Corporate Secretary, effective as of August 1, 2023 (the “Transition Date”).

Termination of Mr. Brian Drazba

As previously disclosed, the Board determined that Brian G. Drazba’s employment as CFO of the Company would terminate no later than September 1, 2023. On July 26, 2023, the Board determined that Mr. Drazba’s employment as CFO shall terminate without cause, effective as of the Transition Date, under the terms of the Separation and Release Agreement, dated June 16, 2023.

As previously disclosed and incorporated herein by reference to the Company’s Current Report on Form 8-K, filed with the SEC on June 13, 2023 (File No. 000-50484), Mr. Drazba will receive severance and other benefits if he signs and does not revoke the Separation and Release Agreement, and he remains in compliance with the terms of his Employee Proprietary Information and Inventions Agreement, dated April 3, 2017.

The full text of the Drazba Separation and Release Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Separation and Release Agreement between the Company and Brian Drazba, dated June 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2023	MEI Pharma, Inc.

	By:	/s/ David M. Urso
	Name:	David M. Urso
	Title:	Chief Executive Officer